Share-based compensation - Measurement of the fair values at grant date of the equity-settled share-based payment plans (Details) - Long-Term Incentive Plan	Oct. 01, 2025 USD ($) Y $ / shares	Jul. 01, 2025 USD ($) Y $ / shares	Jul. 01, 2024 USD ($) Y $ / shares
Share-based compensation
Weighted average fair value | $	$ 2.84	$ 2.82	$ 1.82
Exercise price	$ 7.97	$ 7.89	$ 5.07
Weighted average share price	$ 7.97	$ 7.89	$ 5.07
Expected volatility	64.69%	65.43%	64.47%
Expected life | Y	1.97	1.97	1.97
Risk free rate	1.97%	1.82%	2.88%